UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2014

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(b) Change in Fiscal Year

On May 16, 2014, the Board of Directors of Apollo Medical Holdings, Inc. (the “Company”) changed its fiscal year end from January 31 to March 31. The Company will file a transition report on Form 10-Q covering the transition period February 1, 2014 to March 31, 2014 within the time period prescribed by the rules of the Securities and Exchange Commission. The Company elected to change its fiscal year end in order to simplify business processes and to align the Company’s fiscal year with the reporting periods for other healthcare services reporting companies to allow for easier comparison and industry coverage.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: May 20, 2014	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer